Investor Presentation March 2013 Exhibit 99.1

Forward Looking Statements
Certain matters discussed by Equity One in this presentation constitute forward-looking statements within the meaning of the federal securities laws.  Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include volatility of the capital markets; changes in macro-economic and local economic conditions and the demand for retail space in the states and communities in which Equity One owns properties; the continuing financial success of Equity One’s current and prospective tenants and their decisions regarding store locations, especially certain key current tenants; the risks that Equity One may not be able to proceed with or obtain necessary approvals for development or redevelopment projects or that it may take more time to complete such projects or incur costs greater than anticipated; the availability of properties for acquisition; changes in borrowing rates; the ability to sell non-core assets at favorable pricing; the extent to which continuing supply constraints occur in geographic markets where Equity One owns properties; the success of its efforts to lease up vacant space and renew expiring leases at favorable terms; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; the loss of key personnel; the ability to meet its substantial debt obligations and remain compliant with financial covenants; continuing to meet the qualifications as a
REIT; changes in Equity One’s credit ratings; and other risks, which are described in Equity One’s filings with the
Securities and Exchange Commission.
This presentation also contains non-GAAP financial measures, including Funds from Operations, or FFO.
Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures can be found in Equity One’s quarterly supplemental information package and in filings made with the SEC which are available on its website at www.equityone.net.  This presentation also contains case studies which include computations of estimated yield and value creation from investment activities, and such estimates include assumptions of capital investments and current and prospective property valuations and therefore the actual increase in value that may be realized upon a future sale of such property may be materially different than the estimates made.

EQUITY ONE INC.

Saks Fifth Avenue OFF 5TH
Saks Fifth Avenue OFF 5TH
OLD NAVY
OLD NAVY

Mission Statement 2 Improving retail real estate in urban communities

Corporate Snapshot

Equity One owns, manages, acquires, develops and redevelops quality retail properties located in supply constrained communities primarily in major coastal markets of the United States
As of year end 2012, we owned 143 operating properties in 13 states (1)
As a result of our capital recycling program we have significantly improved our geographic diversification and portfolio demographics
Our largest geographic markets as measured by approximate fair market values are Northeast (29%), South
Florida (26%) and California (22%) (2)
–
Non-core markets in the Southeast and Florida now represent only 11% of our portfolio
Our properties have average population density within 3 miles of 178k and average household income within 3 miles of $96k (3)
Our total equity capitalization and total enterprise value as of 12/31/2012 were $2.7 billion and $4.3 billion, respectively
We have investment grade credit ratings of Baa2 (stable) from Moody’s and BBB- (stable) from S&P
(1) Includes acquisitions and dispositions under contract as of 12/31/2012.  Excludes land and non-core assets not associated with retail centers.  Additionally, we have joint venture interests in twenty retail properties and two office buildings totaling approximately 3.3 million sf.
(2) Based on total estimated fair value as of 12/31/2012.  Includes acquisitions and dispositions under contract as of 12/31/2012.  Excludes land. Does not include unconsolidated JV properties.
(3) Demographic data based on weighted estimated fair market value of assets. Includes acquisitions and dispositions under contract as of 12/31/2012. Source: Sites USA.
•
•
•
•
•
•
•
Our portfolio generates grocer sales in excess of $550 per square foot
•

Investment Considerations

Proven management team that has successfully executed a stated transformation strategy to become a national operator in attractive major metropolitan markets
Focused investment strategy within geographically diversified major coastal markets
Prudent capital recycling which significantly improved portfolio quality while maintaining financial discipline
High quality, productive grocery anchored shopping centers located in markets with attractive demographics
Intensive focus on asset management and value creation
Attractive pipeline of redevelopment opportunities
Many anchor leases with below market rents and short term expirations
Diversified base of strong anchor tenants with only Publix accounting for more than 6% of AMR
Percentage rent comprises less than 1.5% of total revenue
Strong balance sheet with modest leverage, ample liquidity and well-laddered debt maturities
Financial capacity and proven ability to execute on additional opportunistic acquisitions and redevelopments
We are a premier operator of quality retail properties and are positioned for continued growth
•
•
•
•
•
•
•
•
•
•
•

Northeast
29%
South Florida
26%
California
22%
Central/
North Florida
12%
Atlanta
5%
Other
6%
South Florida
43%
Northeast
7%
Central/
North Florida
22%
Atlanta
12%
Other
16%
82,368
$72,878
178,387
$95,986
$406
$558
117%
32%
37%
Dec 2008 Dec 2012
3-mile population 3 mile avg. HH income Grocery sales per sq.ft.
Asset Composition by Region
(1)(2)
Portfolio Quality Metrics in 2012 vs. 2008
(3)
Significant Investment Activity has Transformed the Portfolio
Dec 2008 Portfolio
$2,365 Million
Dec 2012 Portfolio
$3,618 Million
Approximately $2 billion of acquisitions completed since 2009 in our target markets:
–
Approximately $1.1 billion of assets in West Coast markets
–
Approximately $700 million of premium quality assets in Northeast portfolio
– Substantially completed ground up development of The Gallery at Westbury Plaza in Nassau County, NY
Sold approximately $900 million of non-strategic/non-core assets since 2009, the most prominent being:
– $473 million sale of 36 non-strategic retail assets to Blackstone
– $191 million asset dispositions related to non-retail CapCo assets
Equity One Transformation

•
•
(1)
Data includes non-core assets within each identified region.
(2) Data includes acquisitions and dispositions under contract as of 12/31/2012. Excludes land and non-core assets not associated with retail centers.  Based on IFRS fair market values as of 12/31/2012.
(3) Demographic data based on weighted estimated fair market value of assets. Includes acquisitions and dispositions under contract as of 12/31/2012. Source: Sites USA.

EQUITY ONE INC.

WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
OH
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD

Assets Primarily Located in Major Coastal Markets

Region $ FMV (1) % FMV
Northeast $1,043 29%
South Florida $952 26%
West Coast $812 22%
North Florida $255 7%
Southeast (Atlanta) $172 5%
Non-Core (Southeast, Florida) $384 11%
Total $3,618 100%
(1)  Data includes acquisitions and dispositions under contract as of 12/31/2012. Excludes land and non-core assets not associated with retail centers. IFRS fair market values are as of 12/31/2012.
Estimated FMV: $602
% of FMV:  17%
Estimated FMV: $185
% of FMV:  5%
Estimated FMV: $1,043
% of FMV:  29%
Estimated FMV: $172
% of FMV:  5%
Estimated FMV: $952
% of FMV:  26%
Estimated FMV: $255
% of FMV:  7%
($ In Millions)

2013 Strategic Goals

Meet or exceed fundamental operating goals
SS NOI growth + 2% to 3%
SS Occupancy + 50 to 100 bps
Recurring FFO per fully diluted share $1.18 to $1.22
Continue to upgrade portfolio quality and demographic profile through strategic transactions
Core acquisition activity of $100 to $200 million
Non-core asset dispositions of $300 million
JV acquisition activity of $100 to $200 million
Continue to strengthen development and redevelopment pipeline
Complete lease up of The Gallery at Westbury Plaza
Significantly advance construction at the Broadway Plaza site in the Bronx, NY
Establish additional redevelopment and densification plans at Serramonte Center in Daly City, CA
–
Substantially complete Dick’s Sporting Goods (83k sf) at a cost of $18 million
–
Develop expansion plans to add entertainment wing (movie theatres, restaurants)
Close on the Westwood Complex in Bethesda and work on redevelopment plans
Maintain low leverage (~40% total debt to gross real estate) and ample liquidity
Continue to strengthen credit metrics and maintain large unencumbered asset base
Upgrade information technology systems – implement IT strategic plan that is aligned with our operational strategy
Operating
Fundamentals
Portfolio
Quality
Value
Creation
Balance Sheet
Management
Operations
•
•
•
•
•
•
•
•
•
•

Our Path to Sustained NOI Growth

Increase occupancy with an emphasis on small shop space
Contractual rent steps
Below market leases – recent acquisitions provide opportunity to capture market rents in coming years
Increase in percentage rent – higher quality assets in more productive markets provide greater upside
Expense control and implementation of cost control initiatives within property operations
Continue to reduce concentration of assets in secondary and non-core markets
Expand tenant relations and marketing efforts with national and regional retailers
•
•
•
•
•
•
•

Enhancing Portfolio Value by Improving Portfolio Quality

We plan to further build and diversify our portfolio into supply constrained urban markets
Recent acquisitions in California and New York highlight our focused approach on properties which meet the following key criteria aimed at enhancing the quality and performance of our overall portfolio:
– Strong demographics – average 3-mile populations of nearly 200,000 as compared to Equity One’s historical portfolio average of approximately 80,000
– Strong barriers to entry due to scarcity of land and strict zoning restrictions
– Highly productive anchor sales volumes
– Below market anchor rents
– Redevelopment and densification opportunities
These acquisitions have enabled us to diversify our portfolio into higher quality centers in major MSAs which will ultimately result in greater stability and higher internal growth
•
•
•

Case Study 1: Westbury Plaza & The Gallery at Westbury Plaza

In October 2009, acquired Westbury Plaza, a 400k sf power center in Nassau County, New York
–
Marked Equity One’s entry into the New York metropolitan market
–
Major tenants include: Walmart, Costco, Sports Authority and Marshalls
–
Tenants generate annual sales we believe to be in excess of $500 million
–
Purchase price of $104 million, generating a going-in yield of 8% with future upside
In November 2009, acquired 22 acre land parcel adjacent to Westbury Plaza
–
Obtained entitlements within 12 months to build The Gallery at Westbury Plaza, a 313k sf regional shopping center
–
Developed unique design with two story, big-box retail and underground parking
–
Major tenants include: Trader Joe’s, The Container Store, Saks Off Fifth, Bloomingdale’s Outlet,
Nordstrom Rack, Gap Outlet, Banana Republic Outlet, Old Navy, Ulta and Shake Shack
–
Expecting 11% yield on $129 million in net costs
•
•
Investment Thesis:  $233 million total capital investment, generating ~10% blended stabilized yield, implying ~$175 million in value creation at a 5.5% capitalization rate.

Case Study 1: Westbury Plaza & The Gallery at Westbury Plaza 11

Case Study 2: Capital & Counties

In May 2010, announced the acquisition of Capital & Counties, a $600 million California portfolio of predominantly retail shopping centers
–
Largest asset is Serramonte Center, an 883k sf regional mall in Daly City, CA
–
Other retail assets include: Plaza Escuela in Walnut Creek, CA, Willows Shopping Center in Concord, CA
and The Marketplace in Davis, CA
–
Structured off-market stock transaction with seller becoming a 13% owner of Equity One
Marked Equity One’s entry into California
–
Provided critical mass for management platform and acted as catalyst for future acquisitions including
Potrero, Culver City and Long Beach
–
Positioned Equity One as one of the largest owners of open-air shopping centers in California
Transaction was accretive day one, but more importantly offered substantial value creation opportunities
–
Sold ~$200 million of non-core assets within 12 months, at pricing well in excess of allocated values
–
Increased retail occupancy from 83% at acquisition to 98% as of year end 2012
–
Redevelopment opportunities include Serramonte Center and Willows Shopping Center
•
•
•
Investment Thesis:  ~$400 million net capital invested yielding ~8%, implying ~$180 million in value creation at a 5.5% capitalization rate.

Case Study 2: Capital & Counties (Serramonte) 13 Expansion

Case Study 3: Southern Connecticut

• Since 2010, Equity One has acquired six properties in Southern Connecticut for $205 million
• Each center offers a value creation play
(1) Ridgefield:  Kohl’s pays $2.40 psf in rent, lease runs out of term in 2021
(2) Danbury:  4,000 sf expansion opportunity, including Starbucks drive-thru
(3) Southbury:  2,700 sf additional outparcel
(4) Norwalk:  1,600 sf additional outparcel
(5) Darien: Trader Joe’s expansion; increased bank lease from $38 psf to $88 psf
(6) Westport:  Expanded Trader Joe’s, below market bank lease expiring in 2014
• Centers are located in some of the most affluent markets in the New York Metropolitan region, with an average
HH income of $155k within 3 miles
Investment Thesis:  $205 million initial investment at ~6% yield.  Expect to earn yield in excess of 7%
beginning in 2015.

EQUITY ONE INC.

Southbury Green Southbury, CT
Danbury Green Danbury, CT
Copps Hill Plaza Ridgefield, CT
Compo Acres Shopping Center Westport, CT
Darinor Norwalk, CT
Post Road Plaza Darien, CT
Hartford
Enfield
Windsor Locks
Windsor
Vernon
Woodstock
Putnam
Killingly
Mansfield
Windham
Glastonbury
Plainfield
Torrington
Bristol
New Britain
Southington
Waterbury
Meriden
Griswold
Norwich
Montville
Ledyard
Richmond
Chester
Essex
Old Saybrook
New London
Westerly
Charlestown
Stonington
Hamden
West Haven
Branford
Madison
Trumbull
Wilton
Stamford
Long Island Sound
Block Island Sound
Fishers Island Sound
Gardiners Bay
Southold
Montauk
Springs
East Hampton
Great Peconic Bay
Riverhead
North Sea
Southampton
Manorville
East Quogue
Coram
Huntington
Hauppauge
Shirley
NEW YORK
Yonkers
Teaneck
White Plains
Mt Kisco
New City
Nanuet
Peekskill
Carmel
Brookfield
New Milford
Pawling
Kent
Sharon
North Canaan
Kingston
Hyde Park
New Paltz
Poughkeepsie
Wappingers Falls
Newburgh
Cornwall
Woonsocket

Case Study 3: Southern Connecticut 15

Future Case Study - New York City

• Equity One has acquired six assets for $243 million in New York City, including the planned development of Broadway Plaza
(1) 1175 Third Avenue (E 68 Street & 3 Avenue)
– In 2010, purchased 25k sf retail condominium for $21 million
– Food Emporium pays $40 psf; market rent is 4x greater
(2) 101 7 Avenue (W 16 Street & 7 Avenue)
– In 2011, purchased 57k sf retail space for $55 million
– Loehmann’s lease expires in 2016 with no options remaining
– Contract rent is $25 psf; market rent is 4x greater
(3) 90-30 Metropolitan Avenue
– In 2011, acquired 60k sf Trader Joe’s anchored center for $28.8 million
(4) Broadway Plaza
– In 2012, purchased two adjacent land parcels totaling 2+ acres for $9.5 million
– $55 million planned investment in ground-up development of 131k sq ft, two-story, multi-tenant retail center
– Site is within a major retail corridor served by subway, buses and automobiles, with direct access off the Major Deegan
Expressway
– Strong tenant interest from box retailers (discounters, fashion, sporting goods and gyms)
(5) Clocktower Plaza
– In 2012, purchased 79k sq ft Pathmark anchored center for $56 million
– Located on Atlantic Avenue, a main thoroughfare in Queens
– Potential to expand center and acquire adjacent properties
(6) 1225-1239 Second Avenue
– In 2012, acquired entire retail block between 64th and 65th Streets on 2nd Avenue for $27.5 million
– Anchored by CVS and 7- Eleven
Future Investment Thesis: Within 3 years we expect to earn a 7% + unleveraged yield.
th th
rd
th
th

EQUITY ONE INC

Broadway Plaza Bronx, NY
1175 Third Avenue New York, NY
1225-1239 Second Avenue New York, NY
101 7th Avenue New York, NY
90 - 30 Metropolitan Avenue Forest Hills, NY
Clocktower Plaza New York, NY
Yonkers
River Edge
Bergenfield
Maywood
Hackensack
Bogota
Englewood
Ridgefield Park
Leonia
Fort Lee
Ridgefield
Cliffside Park
North Bergen
Union City
Weehawken
Hoboken
New York
Upper Bay
Mt Vernon
New Rochelle
Larchmont
Pelham Manor
Pelham Bay Park
Sands Point
Manorhaven
Manhasset Bay
Port Washington
Great Neck
Flower Hill
Little Neck Bay
Great Neck Plaza
Lake Success
North New Hyde Park
Village
Elmont
Franklin Square
North Valley Stream
Valley Stream
John F. Kennedy International Airport
Rockville Centre
Hempstead
Garden City
Mineola
Westbury
Albertson
Roslyn
Roslyn Heights
Old Westbury
Greenvale
Glen Head
Sea Cliff
Glen Cove
Locust Valley
Bayville
Oyster Bay
Oyster Bay National Wildlife Refuge
Caumsett State Park
East Norwich
Muttontown
Syosset
Woodbury
Jericho
Hicksville
Plainview
Bethpage
Levittown
East Meadow
Wantagh
Seaford
Merrick
Freeport
Long Island Expy
Northern Blvd
Jerusalem Ave
Cypress Ave
Atlantic Ave
Fulton St
Dekalb Ave
Broadway
58th Ave
80th St
127th St
3rd Ave
Lenox Ave
Park Ave
New Jersey
New York

Future Case Study - New York City 17

Future Case Study - Bethesda, Maryland

• In 2012, announced agreement to acquire Westwood Complex, a 22 acre property in Bethesda, MD  for
$140 million
– 215k sf of retail space in the highly affluent and supply constrained market outside Washington, D.C.
– Superior demographics with 140k population within 3 miles and average household income of $200k
– Structured as $95 million funded mortgage loan, with outright purchase of property anticipated in early 2014
• Significant opportunities for value creation through below market rents, redevelopment and expansion
– Asset has only had one owner and will benefit from capital investment and intensive asset management
– Anchored by high volume Giant Food since 1959, with below market lease expiring 2019
– Main center has parking ratio of 10 spaces per 1,000 sf, more than double typical shopping centers

EQUITY ONE INC.

Bethesda, MD
Apple
Giant
BARNES & NOBLE
SAFEWAY
EQUINOX
FITNESS CLUBS
TRADER JOE'S
200 + Dining Options Including:
MORTON'S
THE STEAKHOUSE
RUTH'S CHRIS STEAK HOUSE
BENIHANA
THE JAPANESE STEAKHOUSE
JALEO
Mon Ami GABI
BETHESDA CRAB HOUSE
SWEET GREEN
Westwood, MD
Bethesda, MD
Giant
WHOLE FOODS
Chevy Chase, MD
BARNEYS NEW YORK
bloomingdale's
Brooks Brothers
BVLGARI
Cartier
Crate&Barrel
Dior
GUCCI
H&M
J.CREW
LOEHMANN'S
LOUIS VUITTON
Lord & Taylor
Neiman Marcus
NORDSTROM RACK
POLO
RALPH LAUREN
Saks Fifth Avenue
SAKS JANDEL
TIFFANY & CO.

Future Case Study - Bethesda, Maryland 19

Washington, D.C.
Sumner
Little Falls Parkway
Massachusetts Avenue
5335 Westbard Citgo
Westbard Avenue
Somerset
Bowlmor Lanes
Westwood Towers
Westwood Center II
Westwood Shopping Center
Springfield
5471 Westbard Citgo
Springhouse by Manor Care
River Road
Kenwood
495

Future Case Study - Bethesda, Maryland 20

Disciplined Growth While Improving Leverage Metrics

Gross Assets
(1)
Fixed Charge Coverage
(2)
Total Debt to Gross Real Estate
(3)
Secured Debt to Gross Real Estate
(3)
0.6x improvement
Reflects Westwood
at 100% leverage
(4)
72% increase in
Gross Assets
930 bps reduction
$4,000
$3,600
$3,200
$2,800
$2,000
$2,400
Dec-08 Dec-09
Dec-10
Dec-11 Dec-12
$2,232
$2,692
$2,970
$3,518
$3,839
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
2.2x
2.0x
1.9x
2.1x
2.5x
2008 2009 2010 2011 2012
52.0%
48.0%
44.0%
40.0%
49.8%
49.6%
45.1%
42.7%
45.8%
Dec-08 Dec-09
Dec-10
Dec-11 Dec-12
26.0%
22.0%
18.0%
14.0%
10.0%
Dec-08
Dec-09 Dec-10
Dec-11 Dec-12
17.4%
22.0%
19.6%
16.1%
12.7%
(1)
Gross Assets represents Total Assets plus Accumulated Depreciation.
(2) Represents Adjusted EBITDA to Fixed Charges. Adjusted EBITDA excludes gains/losses on property sales, debt extinguishment, impairments, and other non-recurring items.
(3)
Gross Real Estate represents Total Real Estate Assets plus Accumulated Depreciation.
(4)
Ratio at December 31, 2012 includes Westwood Complex $95 million note in both Total Debt and Gross Real Estate.

Balance Sheet Discipline – Modest Leverage With Strong
Coverage Metrics

•
(1) Based on Net Debt as of 12/31/2012 and Adjusted EBITDA (excluding gains/losses on property sales, debt extinguishment, impairments, and other non-recurring items)
calculated by annualizing 4Q2012 Adjusted EBITDA as reported in the 12/31/2012 Supplement.
(2) Source:  Eastdil Secured, based on Company filings and SNL financial. Credit ratings from S&P and Moody's as of 12/31/2012.
Q4 2012 Leverage (Total Debt +
Preferred
/ Gross Assets)
(2)
55.0%
50.0%
45.0%
40.0%
35.0%
30.0%
EQY (BBB-/Baa2) FRT (BBB+/Baa1) KIM (BBB+/Baa1) REG (BBB/Baa3) WRI (BBB/Baa2)
Key leverage ratios as of December 31, 2012
– Net Debt to Total Market Cap:   36.4%
– Net Debt to Gross Real Estate:  45.0%
– Net Debt to Adjusted EBITDA
(1)
:  7.0x
– Adjusted EBITDA to interest expense:  2.8x
– Adjusted EBITDA to fixed charges:  2.5x
– Weighted average term to maturity for total debt:  5.7 years

Current Liquidity Position

• Cash and cash equivalents amounted to $28 million as of December 31, 2012
• Revolving credit facility has $575 million capacity and matures September 30, 2015 with a one year extension option
• We maintain a manageable debt maturity schedule
Note: Cash includes restricted cash and cash held in escrow. Debt maturity schedule as of 12/31/2012. Includes scheduled principal amortization. Credit facilities are shown as due on the initial maturity dates, although certain extension options may be available.
• Strong lending relationships with both traditional banks and life insurance companies
• Demonstrated access to the public markets
$350
$300
$250
$200
$150
$100
$50
$0
$38
$342
$233
$289
$273
$63
$6
$9
$328
Secured Debt Senior Notes Term Loan Credit Facility
2013 2014 2015 2016 2017 2018 2019 2020 2021 Thereafter
$14

Appendix 24 • Portfolio Metrics

# of
centers
4Q12 Fair
Value
($M) GLA
4Q12
Occ. All Anchor Shop Pop.
Avg HH
Income
Median
HH
Income
Grocer
Sales Balance
Interest
Rate
Years to
Maturity
Core Markets
Northeast
Connecticut 7 $257.0 866,937 98.7% $18.52 $13.33 $31.47 37,557 $140,431 $115,845 $891 $82.5 5.6% 5.5
Maryland 1 $140.0 466,919 98.3% $13.84 N/A N/A 139,570 $200,005 $183,860 $847 $0.0 - -
Massachusetts 7 $142.6 600,879 99.1% $18.80 $18.96 $17.48 189,085 $84,865 $71,977 $309 $7.1 8.1% 11.6
New York 7 $503.9 951,212 90.2% $31.66 $29.85 $55.19 468,422 $105,490 $87,716 $1,321 $23.7 6.5% 4.3
Northeast Total 22 $1,043.5 2,885,947      95.9% $21.72 $21.53 $32.82 280,013 $123,958 $105,392 $636 $113.2 6.0% 5.6
Southeast
North and Central Florida 7 $180.8 1,212,342 86.3% $14.87 $11.27 $21.21 49,353 $91,206 $69,751 $460 $16.1 5.8% 3.4
Atlanta (Core)
5 $171.6 611,645 95.9% $19.11 $15.24 $26.46 98,945 $116,795 $92,074 $574 $31.7 7.1% 2.5
Broward/Miami- Dade/Palm Beach Counties 40 $952.2 4,826,864 92.4% $15.10 $10.44 $23.65 129,732 $76,785 $63,307 $605 $100.2 6.3% 6.8
Florida Treasure/Northeast Coast 6 $74.1 504,568 90.7% $11.86 $8.35 $20.09 39,416 $70,778 $50,683 $646 $11.9 6.0% 5.5
Southeast Total 58 $1,378.7 7,155,419      91.5% $15.20 $10.85 $23.35 110,505 $83,333 $67,054 $603 $159.8 6.4% 5.5
West Coast
Arizona 1 $26.0 210,396 64.4% $16.44 $11.12 $29.55 35,703 $74,853 $76,522 $0 $0.0 - -
Los Angeles 4 $184.5 489,239 98.5% $22.00 $14.37 $37.75 263,113 $93,115 $69,598 $527 $74.8 5.5% 6.0
San Francisco 6 $601.6 1,595,070 97.4% $27.22 $19.91 $40.05 218,636 $95,635 $81,084 $826 $71.4 6.0% 3.4
West Coast Total 11 $812.1 2,294,705      94.6% $25.23 $17.86 $38.98 222,884 $94,397 $78,328 $661 $146.2 5.7% 4.7
Total 91 $3,234.3 12,336,071    93.1% $18.54 $14.84 $27.61 193,411 $99,218 $82,254 $618 $419.2 6.1% 5.3
Non-core Markets
Atlanta 5 $25.8 358,082 83.0% $9.78 $6.95 $13.84 68,907 $72,188 $62,556 $0 $0.0 - -
Tampa/St. Petersburg/Venice/Cape Coral/Naples 7 $63.9 738,076 83.8% $10.70 $7.43 $16.95 42,040 $85,138 $59,014 $354 $0.0 - -
Louisiana 12 $98.0 1,321,277 95.4% $8.64 $6.87 $13.21 58,343 $76,993 $59,983 $239 $0.0 - -
Jacksonville/North Florida 8 $56.4 663,726 90.5% $9.40 $6.95 $15.67 39,689 $58,979 $48,622 $489 $0.0 - -
Orlando/Central Florida 5 $41.9 486,007 82.9% $11.21 $6.06 $19.76 91,982 $56,932 $48,543 $313 $0.0 - -
North Carolina 8 $50.7 835,286 79.1% $8.00 $6.46 $12.35 27,931 $62,024 $49,434 $291 $6.5 6.3% 0.5
Central/ South Georgia 4 $29.5 624,662 78.7% $8.16 $6.09 $12.39 61,564 $48,452 $36,884 $443 $0.0 - -
AL/MS/VA 3 $17.7 258,535 97.9% $7.32 $5.64 $13.48 21,471 $71,305 $54,645 $393 $0.0 - -
Total 52 $383.9 5,285,651      86.7% $9.07 $6.66 $14.61 51,800 $68,759 $53,664 $373 $6.5 6.3% 0.5
Grand Total 143 $3,618.1 17,621,722 91.2% $15.84 $12.43 $23.79 178,387 $95,986 $79,221 $558 $425.8 6.1% 5.2
In-Place Debt (12/31/12) Base Rent ($/sf)

Portfolio Metrics
(1) Fair value of Westwood Center in Bethesda, MD is based on expected purchase price when property is ultimately acquired.
(2) New York occupancy rate would be 98% excluding The Gallery at Westbury Plaza which is currently 75% leased.
(3) Excludes land and non-core assets not associated with retail centers. Includes acquisitions and dispositions under contract as of 12/31/2012.
(1)
(3)
(2)